This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                   MORGAN STANLEY
                    CDC IXIS CAPITAL MARKETS NORTH AMERICA INC.
                                    CDC 2004-HE3
                               FIXED RATE POPULATION


SELECTION CRITERIA: FIXED RATE POPULATION
TABLE OF CONTENTS

1. Documentation Level
2. Credit Score
3. Range of Original LTV Ratios (%)
4. Documentation Level Greater than 85% LTV



1. DOCUMENTATION LEVEL

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                   MORGAGE
                                                   AGGREGATE       POOL BY         AVG        WEIGHTED
                                       NUMBER       CUT-OFF       AGGREGATE      MORTGAGE      AVERAGE      WEIGHTED
                                         OF           DATE         CUT-OFF         LOAN         GROSS       AVERAGE       WEIGHTED
                                      MORTGAGE     PRINCIPAL      PRINCIPAL     PRINCIPAL     INTEREST      ORIGINAL      AVERAGE
DOCUMENTATION LEVEL                    LOANS        BALANCE        BALANCE       BALANCE        RATE          LTV        FICO SCORE
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                         418     66,577,712         55.69      159,277         6.787        76.01          646.1
Stated Documentation                       297     45,774,287         38.29      154,122         7.394        78.71          658.8
Limited/Alternate                           20      4,118,307          3.44      205,915         6.433        80.15          645.2
No Ratio                                    12      3,087,584          2.58      257,299         6.968        77.71          654.5
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                     747    119,557,890        100.00      160,051         7.012        77.23          651.2
-----------------------------------------------------------------------------------------------------------------------------------

                                        Top



2. CREDIT SCORE

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                   MORGAGE
                                                   AGGREGATE       POOL BY         AVG        WEIGHTED
                                       NUMBER       CUT-OFF       AGGREGATE      MORTGAGE      AVERAGE      WEIGHTED
                                         OF           DATE         CUT-OFF         LOAN         GROSS       AVERAGE       WEIGHTED
                                      MORTGAGE     PRINCIPAL      PRINCIPAL     PRINCIPAL     INTEREST      ORIGINAL      AVERAGE
CREDIT SCORE                           LOANS        BALANCE        BALANCE       BALANCE        RATE          LTV        FICO SCORE
-----------------------------------------------------------------------------------------------------------------------------------
501 - 520                                   13      1,439,697          1.20       110,746        9.020        73.21          511.9
521 - 540                                   13      1,426,449          1.19       109,727        8.643        78.68          531.6
541 - 560                                   24      3,769,654          3.15       157,069        7.728        71.60          549.3
561 - 580                                   35      5,119,648          4.28       146,276        7.448        69.85          572.2
581 - 600                                   56      8,217,413          6.87       146,740        7.574        75.81          590.3
601 - 620                                   75     10,631,559          8.89       141,754        7.258        76.58          611.2
621 - 640                                  134     23,085,277         19.31       172,278        6.859        75.71          629.6
641 - 660                                  114     17,957,684         15.02       157,524        7.104        81.12          649.6
661 - 680                                  100     15,686,874         13.12       156,869        6.910        78.81          669.7
681 - 700                                   64     10,226,465          8.55       159,789        6.655        81.66          692.2
701 - 720                                   45      7,696,083          6.44       171,024        6.592        77.11          709.1
721 - 740                                   22      4,254,596          3.56       193,391        6.692        79.75          731.2
741 - 760                                   28      5,922,643          4.95       211,523        6.600        75.56          750.2
761 - 780                                   13      2,354,021          1.97       181,079        6.242        77.14          767.5
781 - 800                                    9      1,494,917          1.25       166,102        6.335        66.35          792.6
801 - 820                                    2        274,909          0.23       137,455        5.591        52.13          805.9
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                     747    119,557,890        100.00       160,051        7.012        77.23          651.2
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 502
Maximum: 807
Non-Zero Weighted Average: 651

                                        Top

3. RANGE OF ORIGINAL LTV RATIOS (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                   MORGAGE
                                                   AGGREGATE       POOL BY         AVG        WEIGHTED
                                       NUMBER       CUT-OFF       AGGREGATE      MORTGAGE      AVERAGE      WEIGHTED
                                         OF           DATE         CUT-OFF         LOAN         GROSS       AVERAGE       WEIGHTED
                                      MORTGAGE     PRINCIPAL      PRINCIPAL     PRINCIPAL     INTEREST      ORIGINAL      AVERAGE
RANGE OF ORIGINAL LTV RATIOS (%)       LOANS        BALANCE        BALANCE       BALANCE        RATE          LTV        FICO SCORE
-----------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                                1        49,816           0.04        49,816        7.390         11.11            565
15.01 - 20.00                                1        68,708           0.06        68,708        9.990         20.00            696
20.01 - 25.00                                1        70,760           0.06        70,760        5.375         21.39            699
25.01 - 30.00                                5       585,885           0.49       117,177        6.122         28.12          709.6
30.01 - 35.00                                3       350,605           0.29       116,868        6.494         33.07          668.7
35.01 - 40.00                                5       575,018           0.48       115,004        6.440         38.63          639.8
40.01 - 45.00                               13     2,747,765           2.30       211,367        6.608         43.10          651.9
45.01 - 50.00                               26     3,874,266           3.24       149,010        6.528         47.92          636.7
50.01 - 55.00                               22     2,391,133           2.00       108,688        6.796         52.66          653.2
55.01 - 60.00                               28     5,499,837           4.60       196,423        6.366         57.72          631.6
60.01 - 65.00                               39     7,935,628           6.64       203,478        6.130         63.59          664.5
65.01 - 70.00                               44     7,595,782           6.35       172,631        6.810         68.70          631.5
70.01 - 75.00                               73    15,272,050          12.77       209,206        6.597         73.96          661.7
75.01 - 80.00                              144    28,574,601          23.90       198,435        6.813         79.29          646.4
80.01 - 85.00                               63     9,354,173           7.82       148,479        7.376         84.36          636.3
85.01 - 90.00                               96    18,319,328          15.32       190,826        7.144         89.48          648.9
90.01 - 95.00                               65     8,590,011           7.18       132,154        7.392         94.68          669.9
95.01 - 100.00                             118     7,702,524           6.44        65,276        9.535         99.89          672.1
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                     747   119,557,890         100.00       160,051        7.012         77.23          651.2
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 11.11
Maximum: 100.00
Weighted Average: 77.23

                                        Top



4. DOCUMENTATION LEVEL GREATER THAN 85% LTV

-----------------------------------------------------------------------------------------------------------------------------------
                                                                          % OF
                                                                        MORGAGE
                                                         AGGREGATE      POOL BY        AVG       WEIGHTED
                                              NUMBER      CUT-OFF      AGGREGATE     MORTGAGE     AVERAGE     WEIGHTED
                                                OF          DATE        CUT-OFF        LOAN        GROSS      AVERAGE      WEIGHTED
                                             MORTGAGE    PRINCIPAL     PRINCIPAL    PRINCIPAL    INTEREST     ORIGINAL     AVERAGE
DOCUMENTATION LEVEL GREATER THAN 85% LTV      LOANS       BALANCE       BALANCE      BALANCE       RATE         LTV       FICO SCORE
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                125    18,137,684        52.40      145,101       7.214        92.37         656.5
Stated Documentation                              143    15,015,938        43.38      105,007       8.410        94.17         664.4
Limited/Alternate                                   7     1,248,863         3.61      178,409       6.975        89.74         634.8
No Ratio                                            4       209,377         0.60       52,344       9.493        97.16         680.5
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                            279    34,611,862       100.00      124,057       7.738        93.09         659.3
-----------------------------------------------------------------------------------------------------------------------------------

                                        Top

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.